stoneridge.com © 2026 Q1 2026 Results May 7, 2026 Exhibit 99.2

Stoneridge

Q1 2026
Results

Non-GAAP
Financial Measures

This presentation contains information about the Company's financial results that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2026 and 2025 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, and net debt are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.

Adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, and net debt should not be considered in isolation or as a substitute for gross profit, operating income (loss), income (loss) before tax, net income (loss), debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP.

	Q4 2025 Recast GAAP*	Q4 2025 Adjusted / Non-GAAP	Q1 2026 Reported	Q1 2026 Adjusted / Non-GAAP
Sales	$147.3 million	-	$160.8 million	-
Gross Profit *Margin*	$26.0 million 17.6%	$26.0 million 17.7%	$35.0 million 21.7%	-
Operating Loss *Margin*	$(5.5) million *(3.7)%*	$(5.4) million *(3.7)%*	$(9.0) million *(5.6)%*	$(3.0) million *(1.8)%*
Loss from Continuing Operations	$(50.0) million *(34.0)%*	$(5.3) million *(3.6)%*	$(14.6) million *(9.1)%*	$(8.5) million *(5.3)%*
Net Loss *% of sales*	$(76.8) million *(52.2)%*	$(32.1) million *(21.8)%*	$(27.0) million *(16.8)%*	$(20.9) million *(13.0)%*
EBITDA *Margin*	-	$3.2 million 2.2%	-	$2.0 million 1.3%

Note(*) - As a result of the sale of its Control Devices business segment on January 30, 2026, the Company has applied the provisions of Discontinued Operations accounting guidance and has retrospectively presented the financial results of the Control Devices segment as discontinued operations in the accompanying presentation for all periods presented.

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stoneridge.com © 2026 Q1 2026 Results 3 Forward-Looking Statements Statements in this presentation contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and may include statements regarding the intent, belief or current expectations of the Company, with respect to, among other things, our (i) future product and facility expansion, (ii) strategic focus following the sale of the Control Devices segment (iii) acquisition strategy, (iv) investments and new product development, and (v) growth opportunities related to awarded business, and (vi) operational expectations. Forward-looking statements may be identified by the words “will,” “may,” “should,” “could,” “would,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with our customers or other cost reduction actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer- mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; our ability to protect intellectual property and successfully defend against assertions made against us; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; labor disruptions at our facilities or at any significant customers or suppliers; business disruptions due to natural disasters or other disasters outside of our control; the amount of our indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including our revolving credit facility; capital availability or costs, including changes in interest rates; refinancing risk and access to capital markets and liquidity; the failure to achieve successful integration of any acquired company or business; risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber-attack and other similar disruptions; as a result of the sale of Company’s Control Devices business in January 2026, the Company will operate as a two-segment business; the 2025 financial statements are not representative of the Company’s future operating profile, the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in Part I, Item 1A (“Risk Factors”) and other uncertainties or risks disclosed in Stoneridge’s periodic and current reports, including the Form 10-Ks and Form 10-Qs, filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent our estimates only as of the date of this filing and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements at some point in the future, except as required by law, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements or otherwise. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Stoneridge
Q1 2026
Results

Q1 2026 Achievements

- Q1 performance demonstrates solid progress across key initiatives - sequential growth margin expansion – outperformed weighted-average OEM end markets* by ~15%
  - Record quarterly MirrorEye revenue of $33 million - growth of 11% vs. Q4 2025
  - Higher off-highway and Stoneridge Brazil OEM sales vs. Q4 2025
- Commercial vehicle production volumes remain at low levels – inflationary pressure and geopolitical headwinds continue to persist
- Continues to build on strong backlog of growth products
  - Announcing OEM-integrated MirrorEye program award with fourth major truck OEM in North America
  - Announcing electronic controls program award for off-highway OEM
- Maintains commitment to reduce operating costs – on track to reduce operating spend by at least $5 million in 2026
- Reaffirming base full-year 2026 previously provided guidance
  - Adjusting to reflect incremental impact of contract manufacturing agreement related to sale of Control Devices

Q1 2026 Results

Sales

$161M

9.2% growth vs. Q4 2025

Adjusted Gross Margin

21.7%

400 bps improvement vs. Q4 2025

Adjusted EBITDA

$2.0M

170 bps improvement vs. Q4 2025**

Excludes Non-operating Expense (Income)**

Inventory Improvement

$15.9M

YoY Improvement

Note: Q4 2025 results were recast in accordance with Discontinued Operations guidance as a result of the sale of Control Devices

*Based Market Data Q2 2026 MHCV IHS (Class 7&8) and 2025 SRI end market weightings excluding Control Devices segment

**Non-operating expense (income) of $0.5 and $(3.5) in Q1 2026 and Q4 2025, respectively, primarily related to FX intercompany

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stoneridge.com © 2026 Q1 2026 Results 466 501 452 497 468 447 2024 2025 2026 2027 Prior Forecast Current Forecast 318 335 300 332 376 290 2024 2025 2026 2027 Prior Forecast Current Forecast 5 Commercial Vehicle Market Update NORTH AMERICA 22.7% OF 2025 SALES** EUROPE 45.5% OF 2025 SALES** COMMERCIAL VEHICLE FORECAST* (Thousands of Units) SOURCE: Current Forecast Q2 2026 MHCV IHS, Previous Forecast Q1 2026 MHCV IHS *Includes Class 7-8 **Weightings exclude Control Devices segment revenue in 2025 (23.0)% 3.4% 10.7% (4.5)% 1.2% 9.8% Current IHS production reflects ongoing market headwinds. Commercial vehicle end markets remain at low production levels. Production Forecast Update • Our weighted-average OEM end markets are forecasted to grow by 1.8% in 2026 and 10.0% in 2027 based on current IHS forecasts • This compares to the prior forecast indicating growth of 7.1% in 2026 and 6.6% in 2027 • Initial guidance assumed a flat market – base revenue guidance reaffirmed

Stoneridge

MirrorEye Reaches Major Milestones

Continued positive momentum with strong market acceptance and new program awards.

$33M Q1 Revenue

Record Quarterly Revenue
11% Growth vs. Q4 2025
32% Growth vs. Q1 2025

150K

Systems Produced Globally
Since 2020

Focus on continued value creation as product gains maturity

- Engineering optimizations to increase platform benefits and additional features & functions
- Operating efficiencies expected as programs scale
- Material cost improvements through supply chain optimization



Q1 2026
Results

~$70M
Estimated Lifetime Revenue

~$20M
Estimated Peak Annual Revenue

Awarded OEM-Integrated CMS Program

- OEM-integrated system on vehicle platform in North America
- Builds on existing factory-installed option currently available

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Stoneridge

Driving Controls Growth in Off-Highway Markets

Stoneridge remains focused on consistently delivering innovative, next-generation solutions that meet our customers' evolving needs


Q1 2026
Results
~$65M
Estimated Lifetime Revenue
~$15M
Estimated Peak Annual Revenue

Awarded Next-Generation Controls Program

- Next-generation business for main electronic control units
- Global off-highway OEM
  - Included on wheel loaders, articulated haulers and excavators
- Program launch expected in Q1 2028
- Estimated total lifetime revenue of ~$65 million, with estimated peak annual revenue of ~$15 million
- Longstanding partnership with strategic customer that positions us for incremental content and program wins

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stoneridge.com © 2026 Financial Update

Stoneridge
Q1 2026
Results

Financial Summary

Solid Q1 results marked by revenue growth and margin expansion

Sales


+9.2%
$147.3
$160.8
Q4 2025
Q1 2026

- Record quarterly MirrorEye sales
- Higher Brazilian OEM sales
- Higher sales in the off-highway vehicle segment
- Incremental revenue related to contract manufacturing agreement[1] of $3.8 million

Adjusted Gross Margin


+400 bps
$26.0
17.7%
$35.0
21.7%
Q4 2025
Q1 2026

- Manufacturing performance improvements
- Lower quality-related costs
- Favorable net tariff benefit of $2.3 million vs. Q4 2025 primarily driven by Q1 recoveries and refunds

Adjusted Operating Margin


+180 bps
-3.7%
$(5.4)
-1.8%
$(3.0)
Q4 2025
Q1 2026

- Gross margin improvement partially offset by higher SG&A and D&D costs, as expected
- Secured pipeline for structural cost reductions – targets remain on track

Adjusted EBITDA Margin


+170 bps*
$3.2
2.2%
(0.2)%
$(0.2)
$2.0
1.3%
$2.5
1.6%
Q4 2025
Q4 2025 ex. Non-Op Exp*
Q1 2026
Q1 2026 ex. Non-Op Exp*

- Adjusted EBITDA improved by 170 bps, excluding non-operating expense (income)
- Non-operating expense (income) of $0.5 and $(3.5) in Q1 2026 and Q4 2025, respectively, primarily related to FX on intercompany balances*

Note: Q4 2025 results were recast in accordance with Discontinued Operations guidance as a result of the sale of Control Devices

[1] Sales for products produced in our Juarez manufacturing facility sold to Control Devices buyer under the Mexico Supply Agreement post transaction

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Stoneridge

Q1 2026
Results

2026 Full-Year Guidance
Update

Updating full-year 2026 guidance to reflect incremental impact of contract manufacturing revenue

	Previous	Updated	
Sales	$625 million - $650 million	$645 - $670 million	▲ +$20M
Adj. Gross Margin	21.5% - 22.0%	21.5% - 22.0%	◀▶
Adj. Operating Margin	Approximately break-even	0.0% - 0.5%	▲ +50 bps
Adj. EBITDA | Margin	$20 million - $25 million 3.2% - 3.8%	$20 - $25 million 3.1% - 3.7%	◀▶

- **Updating full-year revenue and operating margin guidance to reflect incremental impact of contract manufacturing agreement associated with the sale of Control Devices**
  - Increasing revenue guidance by $20 million
  - Increasing adjusted operating margin guidance ranges by ~50 bps
  - Adjust gross margin remains within the previously provided guidance range
  - **No impact to adjusted EBITDA expectations vs. prior expectation** – previously guided as non-operating other income, net
- **Base full-year guidance remains unchanged**
  - Macroeconomic and geopolitical market headwinds persist
  - Maintains commitment to reduce structural costs by at least $5 million in 2026

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11stoneridge.com © 2026 Q1 2026 Results Sales Adjusted Operating Income Electronics Performance Q1 2026 Financial Results • Q1 sales growth of 8.7% vs. Q4 2025 • MirrorEye set quarterly sales record – 11% growth vs. Q4 2025 • Higher sales in the commercial vehicle and off-highway end markets • Incremental sales related to contract manufacturing agreement of $3.8 million • Adjusted operating income improved by 260 basis points vs. Q4 2025 • Improved manufacturing performance and reduced quality-related costs • Favorable net tariff-related benefit of $2.3 million vs. Q4 2025 MirrorEye set quarterly sales record. Q1 operating margin expansion of 260 basis points. Q4 2025 vs Q1 2026$’s in USD Millions + 8.7% +260 bps$0.3 $4.1 0.2% 2.8% Q4 2025 Q1 2026 $133.2 $144.9 Q4 2025 Q1 2026

12stoneridge.com © 2026 Q1 2026 Results Sales Adjusted Operating Income Stoneridge Brazil Performance Q1 2026 Financial Results • Q1 sales growth of $1.6 million, or 9.4% vs. Q4 2025 • Local OEM sales grew by 54%+ vs. Q4 2025 • Adjusted operating income improved by ~140 basis points vs. Q4 2025 • Lower SG&A costs and fixed cost leverage partially offset by unfavorable sales mix Revenue growth and margin expansion in Q1. Local OEM business grew 54%+ vs. Q4 2025. Q4 2025 vs Q1 2026$’s in USD Millions + 9.4% +140 bps $16.6 $18.1 Q4 2025 Q1 2026 $1.3 $1.7 8.1% 9.5% Q4 2025 Q1 2026

13stoneridge.com © 2026 Q1 2026 Results Q1 2026 Performance • Q1 net debt of $85.9 million • $42.0 million improvement vs. Q4 2025 - proceeds from the sale of Control Devices were used to pay down debt • Continued focus on working capital management – specifically inventory improvement • Inventory balance improved by $15.9 million compared to Q1 2025 Capital Structure • Amended existing credit facility in Q1 extending maturity date to July 1, 2027 • Remain in compliance with all current debt covenant ratios • Initiated debt refinancing process - targeting completion by November 2026 Capital Structure Update Inventory balance improvement of $15.9 million vs. Q1 2025 Initiated debt refinancing process Inventory Balances $15.9M Improvement $’s in USD Millions $’s in USD Millions Net Debt $42.0M Improvement $127.2 $111.3 Q1 2025 Q1 2026 $127.9 $85.9 $53.1 $70.5 Q4 2025 Q1 2026 Total Cash Net Debt

Stoneridge

Q1 2026
Results

Q1 Summary

Progressing on our key strategic priorities to drive long-term shareholder value

Superior Customer Value Proposition

Focused **Advanced Technology**

- Continued to build on strong backlog of growth products – Q1 awarded programs totaling $135 million lifetime revenue

Excellence in Execution

- Quality cost reduction
- Manufacturing cost improvements
- Secured pipeline of structural cost savings post-sale of Control Devices

Strong **Performance Culture** Driven by Passion

- Talent aligned with core technology strategy
- Reinforced creativity and accountability

Drive Long-Term Shareholder Value – Q1 Progress


Market Outperformance
Margin Expansion
Cash Flow Conversion

~15%
Market Outperformance vs. Q4 2025*

+400 bps
Gross Margin Expansion vs. Q4 2025

$42M
Net Debt Reduction Vs. Q4 2025

$15.9M
YoY Inventory Improvement

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*Based on Market Data Q2 2026 MHCV IHS (Class 7&8) and 2025 SRI end market weightings excluding Control Devices segment

stoneridge.com © 2026 Appendix Materials

stoneridge.com © 2026 Appendix 16 Balance Sheets

stoneridge.com © 2026 Appendix 17 Income Statement

stoneridge.com © 2026 Appendix 18 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. Three months ended March 31, 20252026 Net Sales: $ 134,783$ 144,848Electronics 5,75113Inter-segment sales 140,534144,861Electronics net sales 14,27415,999Stoneridge Brazil 1352,143Inter-segment sales 14,40918,142Stoneridge Brazil net sales (5,886)(2,156)Eliminations $ 149,057$ 160,847Total net sales Cost of Goods Sold: $ 104,526$ 116,822Electronics 9,1699,173Stoneridge Brazil 112(104)Unallocated Corporate (A) $ 113,807$ 125,891Total cost of goods sold Design and Development: $ 12,000$ 10,979Electronics 782426Stoneridge Brazil 909—Unallocated Corporate (A) $ 13,691$ 11,405Total design and development Other Segment Costs: $ 12,751$ 13,314Electronics 3,7385,079Stoneridge Brazil 9,37614,136Unallocated Corporate (A) $ 25,865$ 32,529Total other segment costs

stoneridge.com © 2026 Appendix 19 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. (B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets. (C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries.

stoneridge.com © 2026 Reconciliations to US GAAP

stoneridge.com © 2026 US GAAP Reconciliations US GAAP Reconciliations 21 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2026 US GAAP Reconciliations 22 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit Q1 2026Q4 2025(USD in millions) $ 35.0$ 26.0Gross Profit —0.1Add: Pre-Tax Business Realignment Costs $ 35.0$ 26.0Adjusted Gross Profit

stoneridge.com © 2026 US GAAP Reconciliations 23 US GAAP Reconciliations Reconciliation of Adjusted Operating Loss Q1 2026Q4 2025(USD in millions) $ (9.0)$ (5.5)Operating Loss 0.40.1Add: Pre-Tax Business Realignment Costs 3.2—Add: Pre-Tax Share-Based Compensation Accelerated Vesting 2.0—Add: Pre-Tax Control Devices Sale Transaction Bonuses 0.4—Add: Pre-Tax Brazilian Indirect Taxes $ (3.0)$ (5.4)Adjusted Operating Loss

stoneridge.com © 2026 US GAAP Reconciliations 24 US GAAP Reconciliations Reconciliation of Q1 2026 Adjusted Tax Rate Tax RateQ1 2026(USD in millions) $ (13.4)Loss Before Tax 0.4Add: Pre-Tax Business Realignment Costs 3.2Add: Pre-Tax Share-Based Compensation Accelerated Vesting 2.0Add: Pre-Tax Control Devices Sale Transaction Bonuses 0.4Add: Pre-Tax Brazilian Indirect Taxes $ (7.2)Adjusted Loss Before Tax (9.11)%$ 1.2Income Tax Expense 0.1Add: Tax Impact from Pre-Tax Adjustments —Add: After-Tax Impact of Valuation Allowances, net (18.96)%$ 1.4Adjusted Income Tax Expense on Adjusted Loss Before Tax

stoneridge.com © 2026 US GAAP Reconciliations 25 US GAAP Reconciliations Reconciliation of Q1 2026 Adjusted Net Income and EPS Q1 2026 EPSQ1 2026(USD in millions, except EPS) $ (0.97)$ (27.0)Net Loss 0.010.4Add: After-Tax Business Realignment Costs 0.123.2Add: After-Tax Share-Based Compensation Accelerated Vesting 0.072.0Add: After-Tax Control Devices Sale Transaction Bonuses 0.010.3Add: After-Tax Brazilian Indirect Taxes 0.010.2Add: After-Tax Deferred Financing Fee Write Off $ (0.75)$ (20.9)Adjusted Net Loss

stoneridge.com © 2026 US GAAP Reconciliations 26 US GAAP Reconciliations Reconciliation of Adjusted EBITDA Q1 2026Q4 2025(USD in millions) $ (13.4)$ (5.3)Loss Before Income Taxes from Continuing Operations 3.73.5Interest expense, net 5.75.0Depreciation and amortization $ (4.0)$ 3.2EBITDA 0.40.1Add: Pre-Tax Business Realignment Costs 3.2—Add: Pre-Tax Share-Based Compensation Accelerated Vesting 2.0—Add: Pre-Tax Control Devices Sale Transaction Bonuses 0.4—Add: Pre-Tax Brazilian Indirect Taxes $ 2.0$ 3.2Adjusted EBITDA

stoneridge.com © 2026 US GAAP Reconciliations 27 US GAAP Reconciliations Reconciliation of Electronics Adjusted Operating Income Q1 2026Q4 2025(USD in millions) $ 3.7$ 0.2Electronics Operating Income 0.40.1Add: Pre-Tax Business Realignment Costs $ 4.1$ 0.3Electronics Adjusted Operating Income Reconciliation of Stoneridge Brazil Adjusted Operating Income Q1 2026Q4 2025(USD in millions) $ 1.3$ 1.3Stoneridge Brazil Operating Income 0.4—Add: Pre-Tax Brazilian Indirect Taxes $ 1.7$ 1.3Stoneridge Brazil Adjusted Operating Income

stoneridge.com © 2026 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Net Debt Q1 2026Q4 2025(USD in millions) $ 156.5$ 180.9Total Debt 70.553.1Cash and Cash Equivalents $ 85.9$ 127.9Net debt

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